UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2017

EQUITY COMMONWEALTH

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 646-2800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On March 15, 2017, the Board of Trustees (the “Board”) of Equity Commonwealth (the “Company”) approved and adopted an amendment to the Company’s Second Amended and Restated Bylaws (the “Bylaws”) to provide shareholders, in addition to the Board, with the ability to amend the Bylaws by the affirmative vote of not less than a majority of all the votes then outstanding and entitled to be voted on the matter.  Previously, the Bylaws provided the Board with the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, marked to show the amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ Orrin S. Shifrin
Name:	Orrin S. Shifrin
Title:	Executive Vice President, General Counsel and Secretary

Date: March 16, 2017

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws